UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report November 15, 1996

               GRIFFIN REAL ESTATE FUND-VI, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 33-1629

                   IRS Employer Identification No. 41-1545501

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402


                  Registrant's telephone number: (612) 338-2828

Item 2.  Acquisition or disposition of assets.


                      DISPOSITION OF INDUSTRY PARK BUILDING
                 9301 SCIENCE CENTER DRIVE, NEW HOPE, MINNESOTA


On November 15, 1996, Industry Park Building located at 9301 Science Center Drive, New Hope, MN was sold to SCD Management, Limited Liability Partnership.

Description of Property
The Industry Park Building is a 55,190 square foot office warehouse located at 9301 Science Center Drive, New Hope, MN. The property was originally acquired by Griffin Real Estate Fund-VI on May 18, 1988 for $1,880,000. A downpayment of $995,016 was made with the balance of $884,984 financed by assuming the first mortgage loan.

Sale of Property
The sales price of $1,590,000 cash only was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-VI, to any affiliates of Griffin Real Estate Fund-VI, to its General Partners, or to any associates of its General Partners. With the sale of the property, the associated mortgage principal balance of $765,237 and accrued interest of $2,828 were extinguished.

The Industry Park Building was the last remaining property owned by Griffin Real Estate Fund-VI. The Partnership will terminate operations and distribute all remaining available cash to its investors by year end.

Item 7.  Financial Statements and Exhibits

The following documents are filed as part of this report:

      Proforma financial information.

                          GRIFFIN REAL ESTATE FUND-VI,

                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1995

                                                                            * After
                                                                          Disposition
ASSETS:                                      Actual        Adjustment       Proforma
-------                                   -----------     -----------     -----------
Cash and cash equivalents                 $   135,745     $   735,886     $   871,631
Real estate tax escrow deposits                68,649            --            68,649
Receivables and other assets                   10,772            (850)          9,922
                                          -----------     -----------     -----------
  Total                                       215,166         735,036         950,202
                                          -----------     -----------     -----------

PROPERTY AND EQUIPMENT:
Land                                        1,085,776        (338,000)        747,776
Buildings and improvements                  6,443,789      (1,644,418)      4,799,371
Furniture and equipment                       242,362            --           242,362
Less valuation allowance                     (470,000)         65,000        (405,000)
                                          -----------     -----------     -----------
  Total                                     7,301,927      (1,917,418)      5,384,509
Less accumulated depreciation               1,919,664        (389,010)      1,530,654
                                          -----------     -----------     -----------
Property and equipment - net                5,382,263      (1,528,408)      3,853,855
                                          -----------     -----------     -----------

Deferred expenses (less accumulated
  amortization -$22,547)                       43,607         (37,527)          6,080
                                          -----------     -----------     -----------
  TOTAL ASSETS                            $ 5,641,036     $  (830,899)    $ 4,810.137
                                          ===========     ===========     ===========


LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:
Accounts payable:
  Affiliate                               $    11,818     $      --       $    11,818
  Other                                        14,385             (64)         14,321
Security deposits                              51,567         (17,473)         34,094
Accrued interest                               32,971          (5,887)         27,084
Mortgage notes payable                      4,172,438        (783,840)      3,388,598
                                          -----------     -----------     -----------
  Total liabilities                         4,283,179        (807,264)      3,475,915
                                          -----------     -----------     -----------

PARTNERS' EQUITY:
General Partners                             (100,118)           (236)       (100,354)
Limited Partners                            1,457,975         (23,399)      1,434,576
                                          -----------     -----------     -----------
  Total Partners' Equity                    1,357,857         (23,635)      1,334,222
                                          -----------     -----------     -----------

TOTAL LIABILITIES AND PARTNERS' EQUITY    $ 5,641,036     $  (830,899)    $ 4,810,137
                                          ===========     ===========     ===========


* The after disposition proforma represents the historcial operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND-VI,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                           *After Disposition
REVENUES:                                        Actual       Adjustments       Proforma
---------                                     -----------     -----------     -----------
Rent (less apartment vacancies: 1995,
      $92,041)                                $ 1,134,321     $  (189,049)    $   945,272
Common Area maintenance

      reimbursement                               220,087        (114,357)        105,730
Interest                                            4,401            --             4,401
Other                                              34,669            (310)         34,359
                                              -----------     -----------     -----------
   Total revenues                               1,393,478        (303,716)      1,089,762
                                              -----------     -----------     -----------

EXPENSES:
Interest                                          402,217         (74,931)        327,286
Depreciation and amortization                     231,729         (61,318)        170,411
Property valuation provision (benefit)            (75,000)         26,000         (49,000)
Real Estate Taxes                                 198,286         (75,146)        123,140
Repairs and maintenance                           179,392         (44,203)        135,189
Utilities                                          77,295         (13,446)         63,849
Salaries and employee benefits                    126,596            --           126,596
Management fees to related parties                 70,508          (9,145)         61,363
Administrative                                     89,924         (15,720)         74,204
Insurance                                          27,968          (2,640)         25,328
Bad Debt                                           24,588            --            24,588
Other                                              11,150            --            11,150
                                              -----------     -----------     -----------

   Total Expenses                               1,364,653        (270,549)      1,094,104
                                              -----------     -----------     -----------

NET INCOME (LOSS)                             $    28,825     $   (33,167)    $    (4,342)
                                              ===========     ===========     ===========

NET  INCOME  (LOSS)  ALLOCATED  TO GENERAL
                                              $       288     $      (331)    $       (43)
                                              ===========     ===========     ===========

NET  INCOME  (LOSS)  ALLOCATED  TO LIMITED
PARTNERS                                      $    28,537     $   (32,836)    $    (4,299)
                                              ===========     ===========     ===========

PER UNIT:

NET INCOME (LOSS)                             $      1.50     $     (1.73)    $      (.23)
                                              ===========     ===========     ===========

*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                          GRIFFIN REAL ESTATE FUND-VI,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                               SEPTEMBER 30, 1996
                                   (unaudited)


                                                                      *After
                                                                    Disposition
ASSETS:                                Actual       Adjustments      Proforma
-------                             -----------     -----------     -----------
Cash and cash equivalents           $   593,187     $   767,354     $ 1,360,541
Receivables and other assets             33,095         (32,811)            284
                                    -----------     -----------     -----------
    Total                               626,282         734,543       1,360,825
                                    -----------     -----------     -----------

PROPERTY AND EQUIPMENT:
   Land                                 338,000        (338,000)           --
   Buildings and Improvements         1,644,419      (1,644,419)           --
   Less valuation allowance             (65,000)         65,000            --
                                    -----------     -----------     -----------
Total                                 1,917,419      (1,917,419)           --
  Less accumulated depreciation         428,022        (428,022)           --
                                    -----------     -----------     -----------
  Property and Equipment- net         1,489,397      (1,489,397)           --
                                    -----------     -----------     -----------

TOTAL ASSETS                        $ 2,115,679     $  (754,854)    $ 1,360,825
                                    ===========     ===========     ===========

LIABILITIES AND PARTNERS' EQUITY:
---------------------------------

LIABILITIES:
   Accounts payable and accrued
        liabilities                 $    13,135     $    (5,950)    $     7,185
   Security Deposit                      20,228         (20,228)           --
   Mortgage notes payable               768,790        (768,790)           --
                                    -----------     -----------     -----------
        Total liabilities               802,153        (794,968)          7,185
                                    -----------     -----------     -----------

PARTNERS' EQUITY:
   General Partners                    (100,561)            401        (101,160)
   Limited Partners                   1,414,087          39,713       1,453,800
                                    -----------     -----------     -----------
        Total Partners' Equity        1,313,526          40,114       1,353,640
                                    -----------     -----------     -----------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                    $ 2,115,679     $  (754,854)    $ 1,360,825
                                    ===========     ===========     ===========

*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND-VI,
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                                   (unaudited)


                                                                      *After
                                                                    Disposition
REVENUES:                                Actual      Adjustments     Proforma
                                       ---------      ---------      ---------
Rental Income                          $ 744,720      $(260,619)     $ 484,101
Interest Income                            7,602           --            7,602
Other Income                              20,036           (304)        19,732
                                       ---------      ---------      ---------

    Total Revenues                       772,358       (260,923)       511,435
                                       ---------      ---------      ---------

OPERATING EXPENSES:
Operating Expenses                       411,321       (102,717)       308,604
Interest Expense                         237,837        (52,238)       185,599
Property valuation benefit              (405,000)          --         (405,000)
Depreciation and amortization            131,390        (46,198)        85,192
                                       ---------      ---------      ---------

    Total Operating Expenses             375,548       (201,153)       174,395
                                       ---------      ---------      ---------

NET INCOME BEFORE
    EXTRAORDINARY ITEM                   396,810        (59,770)       337,040

EXTRAORDINARY ITEM:
   LOSS ON SALE OF PROPERTY              (94,723)          --          (94,723)
                                       ---------      ---------      ---------

NET INCOME                               302,087        (59,770)       242,317

NET INCOME ALLOCATED
   TO GENERAL PARTNER                      3,021           (598)         2,423
                                       ---------      ---------      ---------

NET INCOME ALLOCATED
   TO LIMITED PARTNERS                 $ 299,066      $ (59,172)     $ 239,894
                                       =========      =========      =========

PER UNIT (weighted average basis):

NET INCOME BEFORE
   EXTRAORDINARY ITEM                  $   20.63      $   (3.11)     $   17.52

EXTRAORDINARY ITEM                         (4.92)          --            (4.92)
                                       ---------      ---------      ---------

NET INCOME                             $   15.71      $   (3.11)     $   12.60
                                       =========      =========      =========

*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.


                                   Signatures

Prursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GRIFFIN REAL ESTATE FUND VI,
                                                    A LIMITED PARTNERSHIP

                                                    BY: GRIFFIN EQUITY PARTNERS
                                                    ITS GENERAL PARTNER



Date: November 29, 1996                             BY: /s/ Larry D. Fransen
                                                       -------------------------
                                                       Larry D. Fransen
                                                       General Partner